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            FIRST AMENDMENT TO THE LEASE BETWEEN CREDIT SUISSE FIRST
             BOSTON CORPORATION (CSFB) ("TENANT") AND TM PARK AVENUE
                           ASSOCIATES LP ("LANDLORD")
                       DATED AUGUST 16, 2000 (THE "LEASE")

     WHEREAS, Landlord and Tenant entered into the Lease dated as of August 16, 2000, which Landlord and Tenant desire to amend as of December 8, 2000.

     THE LEASE IS HEREBY AMENDED AS FOLLOWS:

     1. Article 1 of the Lease is hereby deleted and in its place is substituted the following:

          SECTION 1.01. Landlord leases to Tenant, and Tenant hires from Landlord, and upon and subject to the covenants, agreements, Terms, provisions and conditions of this Lease, for the Term hereinafter stated, that portion of the twenty-story building (hereinafter called the "Building") known as 315 Park Avenue South, New York, New York, (hereinafter called the "Building") consisting of the entire Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Twelfth, Thirteenth, Fourteenth and Fifteenth Floors, portions of the Lobby Floor (the "Tenant's Lobby") as set forth on the diagram marked Exhibit A attached hereto and a portion of the Basement Floor as set forth on the diagram marked Exhibit A-1 attached hereto (except for common areas, including, without limitation, areas devoted to elevator shafts and conduits for mechanical systems, which common areas Tenant shall have non-exclusive right to use with other Building occupants but excluding Tenant's dedicated shaft space. Such leased Premises, together with all fixtures, equipment, installations and appurtenances which at the commencement of or during the Term of this Lease are thereto attached (except items not deemed to be included therein and removable by Tenant as provided in Article 4 of this Lease) are hereinafter called the "Premises". The plot of land on which the Building is erected is hereinafter called the "Land". This agreement is called this "Lease".

          SECTION 1.02. (a) The Commencement Dates of the respective floors of the Premises are as follows:

     FLOORS                                      COMMENCEMENT DATE
     3, 5, 6, 7, 12, 13, 14, 15                  September 1, 2000
     4                                           September 18, 2000
     8                                           October 2, 2000
     2                                           October 12, 2000
     Portion of Lobby (4,010 sq. ft.)            October 16, 2000
     Portion of Lobby (9,121 sq. ft.)            December 8, 2000
     Portion of Basement (11,038 sq. ft.)        December 8, 2000

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Whenever the phrase "Commencement Date" appears in the Lease it shall refer to the respective dates set forth above in this Section. This Lease has commenced on the dates set forth above (the "Commencement Date") and shall expire unless same shall sooner cease or be terminated as hereinafter provided or pursuant to law on April 30, 2017 (such term being hereinafter referred to as the "Term").

     (b) The 9,121 square foot portion of the Lobby and the 11,038 square foot portion of the Basement shall be collectively referred to as the "New Space".

          SECTION 1.03. The rent reserved under this Lease for the Term shall be a fixed annual rent (hereinafter called the "Fixed Rent") as follows:

          (a) At the annual rate of $9,353,502 per annum for the period from and including the Commencement Date to and including September 30, 2005 and at such rate to be paid in equal monthly installments of $779,458.50 each, in advance, on the last day of each and every prior calendar month during the entirety of such period (plus such Additional Rent and other charges as shall become due and payable hereunder) by Federal Funds wire transfer, to an account designated in writing by Landlord;

          (b) At the annual rate of $10,166,850 per annum for the period from and including October 1, 2005 to and including September 30, 2010 and at such rate to be paid in equal monthly installments of $847,237.50 each, in advance, on the last day of each and every prior calendar month during the entirety of such period (plus such Additional Rent and other charges as shall become due and payable hereunder), by Federal Funds wire transfer, to an account designated in writing by Landlord;

          (c) At the annual rate of $10,980,198 per annum for the period from and including October 1, 2010 to and including September 30, 2015 and at such rate to be paid in equal monthly installments of $915,016,50 each, in advance, on the last day of each and every prior calendar month during the entirety of such period (plus such Additional Rent and other charges as shall become due and payable hereunder) by Federal Funds wire transfer, to an account designated in writing by Landlord; and

          (d) At the annual rent of $ 11,183,535 per annum for the period from and including October 1, 2015 to and including April 30, 2017 and at such rate to be paid in equal monthly installments of $ 931,961.25 each in advance on the last day of each and every prior calendar month during the entirety of such period (plus Additional Rent and other charges as shall become due and payable hereunder) to an account designated in writing by Landlord.

          SECTION 1.04. Tenant agrees promptly to pay the Fixed Rent, Additional Rent and other charges herein reserved as and when the same shall become due and payable, without demand thereof, and without any set-off or deduction whatsoever except as expressly provided in this Lease and to keep, observe and perform, and to permit no violation of, each and every of the covenants, agreements, terms, provisions and conditions herein contained on the part and on behalf of Tenant to be kept, observed and performed. Any Fixed Rent payments that are due under this Lease shall, if not received by Landlord by

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the fifth day after such rent is due, bear a three (3%) percent surcharge for the late payment and interest at the Default Rate; provided, however, that if a monthly payment is inadvertently late no more than once in any twelve month period and is paid within two (2) days after notice from Landlord to Tenant, the three (3%) percent surcharge shall not apply to that late payment.

          SECTION 1.05. Additional Rent shall mean all charges owed pursuant to Sections 16.04, 19.01, 21.02, 21.03, 21.04, 22.06, 23.02, 23.03 and 23.04 and
such other Sections of similar purport.

          SECTION 1.06. If, by reason of any of the provisions of this Lease, the Term expires on any date other than the last day of a calendar month (except if the Term Terminates by reason of Tenant's default hereunder), the Fixed Rent and Additional Rent for such calendar month shall be equitably prorated. If the Commencement Date of the respective floors of the Premises of this Lease are on any day other than the first of a calendar month, the Fixed and Additional Rent for those floors shall be prorated for that first month.

          SECTION 1.07. For all purposes hereof, it is agreed that the Premises consists of 203,337 square feet consisting of 16,288 square feet on each of the second through eighth floors and the twelfth through fifteenth floors and 13,131 square feet in the Tenant's Lobby and 11,038 square feet in the Basement.

          SECTION 1.08. Notwithstanding any other provisions of the Lease, Tenant will not be obligated to make any payments of the Fixed Rent for: (a) the two month period commencing with the Commencement Date of the applicable floors and (b) the month of September, 2003. During the months of October 1, 2005 through September 30, 2006, Tenant shall receive a rent credit of $63,603.47 per month (or, if Tenant shall have expended less than $483,179 in order to remove the linoleum or other floor tiles in the Premises, and if all such linoleum or other floor tiles have not been removed, the credit will be reduced by one twelfth (1/12) of $483,179 less the amount so expended). Tenant shall pay, upon the execution of this Lease, the Fixed Rent for the third month after the Commencement Date, in respect to each applicable floor. Tenant shall pay, upon the execution of this First Amendment, the sum of $77,276.16, which represents the Fixed Rent for the month of February 2001 for the New Space.

     2. Section 3.01 is hereby amended by adding the following sentence to the end of the Section: "Notwithstanding anything above to the contrary, Tenant may use (i) the Basement only for storage and the placement of mechanical equipment; and (ii) Tenant may use the Tenant's Lobby for a conference facility and other purposes ancillary to its office use".

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     3.   Section 3.05 is hereby amended as follows:
          The last sentence is deleted and replaced with "Tenant may place such exterior signage on the exterior of the First Floor of the Building as Landlord in its reasonable discretion shall allow. Tenant shall maintain and repair the windows on the exterior of the Tenant's Lobby. Except as provided in the Lease, Landlord will not allow any exterior signage on the Building's North and West facades."

     4.   Section 3.06 is hereby amended as follows:
          The last sentence of the Section is deleted and in its place shall appear the following:
               "The Park Avenue elevators shall be re-programmed, as soon as is practical, so that when each specific elevator is turned over to Tenant it shall be able to service all floors of the Building. The cost of the re-programming will be borne by the Tenant. One half of this cost (not to exceed $350,000) shall be returned to the Tenant in the form of a rent credit to be applied in sixty (60) equal monthly installments starting in November 2005 and ending in October 2010. In computing the amount of the credit, the cost will be increased by applying a Six and a half (6.5%) percent annual interest factor. The two most westerly of the Park Avenue elevators shall be dedicated exclusively for Tenant's use (the cost of providing the openings on each floor shall be totally borne by the Tenant). When the Tenant leases fourteen (14) floors in the Building, Landlord shall dedicated a third elevator for Tenant's exclusive use. The other elevators will only open on the floors the Tenant does not occupy. For the purpose of determining when Tenant is entitled to receive additional dedicated elevators, neither the Tenant's Lobby nor the Basement shall constitute floors. The Landlord reserves the right at all times to use all of the Park Avenue elevators that open on the Basement floors to obtain access to the Basement."

     5. Section 16.03 is amended by adding the following sentences at the end of the Section: "Tenant has decided to install supplemental air conditioning units throughout the Premises and to install two cold air drying units on the roof at its own cost and expense Landlord shall have no responsibility to repair or maintain such supplemental units or systems. Tenant shall have reasonable right of access to the roof for purposes of maintenance and repair of such equipment.

     6. Section 21.04 of the Lease shall be amended by deleting the amount $41,978.29 in line 3 of the Section and replacing it with the amount $46,598.06.

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     7.   Section 22.04(g) shall be amended by adding the following sentence:
          "Tenant may only sublet or assign the Basement and Lobby Floor in conjunction with a sublease or assignment of the Tenant's entire Premises."

     8. Section 23.01(d) shall be amended by deleting the words fifty-six percent (56%) and replacing it with "62.163%".

     9. Section 23.01(h) is amended by deleting the "215,444 square feet" in lines 3 and 5 and substituting "203,337 square feet"; furthermore, in line 5 the amount $107,722 is deleted and replaced with $101,668.50.

     10. As to the New Space, Section 27.06 is amended to delete "Insignia ESG and Company" and to substitute in instead "CSFB Realty Services".

     11.  Section 27.28 of the Lease is hereby deleted.

     12. In regard to the New Space the following Sections of the Lease shall not apply:

               a. Section 7.01 as to the Basement
               b. Section 7.02
               c. Section 16.01 as it relates to the heating ventilation air conditioning system.
               d. Section 16.03
               e. Exhibit C and Exhibit F.
               f. Landlord shall have no obligation to create demising walls in the Lobby floor for Tenant.

     13. Except as expressly set forth above, the Lease is unamended, unchanged and in full force and effect in regard to all of its terms.

                                        LANDLORD:
                                        TM PARK AVENUE ASSOCIATES LP

                                        By: /s/ Steve Mullins
                                           -----------------------------------
                                               NAME: STEVE MULLINS
                                               TITLE: GENERAL PARTNER

                                        TENANT:
                                        CREDIT SUISSE FIRST BOSTON CORPORATION

                                        By:
                                            --------------------------------
                                            NAME:
                                            TITLE:

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State of New York  )
County of New York ) ss.:

On the 26 day of December in the year 2000 before me, the undersigned, personally appeared George Twill, personally known to me a Notary Public of the Sate of New York or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ [ILLEGIBLE]
-----------------------------
                                                            [SEAL ILLEGIBLE]

State of New York  )
County of New York ) ss.:

On the _______ day of December in the Year 2000 before me, a Notary Public in the State of New York, the undersigned, personally appeared _________________________, personally known to me a Notary Public of the State of New York or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

-----------------------------

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     7.   Section 22.04(g) shall be amended by adding the following sentence:
          "Tenant may only sublet or assign the Basement and Lobby Floor in conjunction with a sublease or assignment of the Tenant's entire Premises."

     8. Section 23.01(d) shall be amended by deleting the words fifty-six percent (56%) and replacing it with "62.163%".

     9. Section 23.01(h) is amended by deleting the "215,444 square feet" in lines 3 and 5 and substituting "203,337 square feet"; furthermore, in line 5 the amount $107,722 is deleted and replaced with $101,668.50.

     10. As to the New Space, Section 27.06 is amended to delete "Insignia ESG and Company" and to substitute in instead "CSFB Realty Services".

     11.  Section 27.28 of the Lease is hereby deleted.

     12. In regard to the New Space the following Sections of the Lease shall not apply:

               a. Section 7.01 as to the Basement
               b. Section 7.02
               c. Section 16.01 as it relates to the heating ventilation air conditioning system.
               d. Section 16.03
               e. Exhibit C and Exhibit F.
               f. Landlord shall have no obligation to create demising walls in the Lobby floor for Tenant.

     13. Except as expressly set forth above, the Lease is unamended, unchanged and in full force and effect in regard to all of its terms.

                                        LANDLORD:
                                        TMPARK AVENUE ASSOCIATES LP

                                        By: /s/ Steve Mullins
                                            -------------------------------
                                            NAME: STEVE MULLINS
                                            TITLE: GENERAL PARTNER

                                        TENANT:
                                        CREDIT SUISSE FIRST BOSTON CORPORATION

                                        By:
                                            --------------------------------
                                            NAME:
                                            TITLE:

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State of New York  )
County of New York ) ss.:

On the 27 day of December in the year 2000 before me, the undersigned, personally appeared Stephen Mullins, personally known to me a Notary Public of the Sate of New York or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Maria Vullis                [SEAL]
-----------------------------

State of New York  )
County of New York ) ss.:

On the______ day of December in the Year 2000 before me, a Notary Public in the State of New York, the undersigned, personally appeared _____________________, personally known to me a Notary Public of the State of New York or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is
(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

-----------------------------